As filed with the Securities and Exchange Commission on August 13, 2004

Registration No. 333-114709

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 6

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NEW CENTURY REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	6162	56-2451736
(State of other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

18400 Von Karman Avenue, Suite 1000

Irvine, California 92612

(949) 440-7030

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Brad A. Morrice

President and Chief Operating Officer

New Century REIT, Inc.

18400 Von Karman Avenue, Suite 1000

Irvine, California 92612

(949) 440-7030

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Peter T. Healy, Esq.

O’Melveny & Myers LLP

275 Battery Street, 26th Floor

San Francisco, California 94111

(415) 984-8700

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this registration statement is declared effective and all conditions to the proposed transaction have been satisfied or waived.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The Exhibit Index begins on page II-14

EXPLANATORY NOTE

This filing is being made solely for the purpose of filing Exhibit 23.7, Exhibit 23.8 and Exhibit 23.9 with respect to Amendment No. 5 to the Registrant’s Registration Statement on Form S-4.

1

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Registrant’s charter and bylaws requires the Registrant to indemnify its directors and officers to the fullest extent required or permitted by law and to indemnify other employees and agents to such extent as may be authorized by the board of directors. The Maryland General Corporation Law, or the “MGCL,” requires a corporation (unless its charter provides otherwise, which the charter of the Registrant does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the receipt by the corporation of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

The Registrant will maintain directors and officers liability insurance coverage for its directors and officers providing coverage for damages, judgments, settlements, defense costs, charges and expenses incurred by reason of any actual or alleged breach of duty, error, misstatement, misleading statement or omission done or made in their capacities as directors and/or officers of the Registrant.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 21, 2004, by and among New Century Financial, Registrant and NC Merger Sub, Inc. (attached as Annex A to the proxy statement/prospectus that is part of this Registration Statement).

3.1	Articles of Incorporation of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion) dated April 12, 2004.(24)

3.2	Form of Articles of Amendment and Restatement of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion) to be in effect as of the effective time of the merger (attached as Annex B to the proxy statement/prospectus that is part of this Registration Statement).

3.3	Bylaws of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion).(24)

3.4	Form of Amended and Restated Bylaws of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion) to be in effect as of the effective time of the merger (attached as Annex C to the proxy statement/prospectus that is part of this Registration Statement).

4.1	Specimen Certificate for Registrant’s Common Stock.(37)

5.1	Opinion of Ballard Spahr Andrews & Ingersoll LLP regarding the legality of the securities being registered.(35)

8.1	Opinion of O’Melveny & Myers LLP regarding certain tax matters.(35)

8.2	Opinion of O’Melveny & Myers LLP regarding certain tax matters.(35)

10.1	Registration Rights Agreement, dated May 30, 1997, by and between New Century Financial Corporation and certain of its stockholders.(1)

10.2	Industrial Lease, dated October 11, 1999, between New Century Financial Corporation and the Irvine Company.(3)

10.3	Master Loan & Security Agreement, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp., dated April 1, 2000. (2)

(a) Amendment No. 1 to the Master Loan and Security Agreement, dated as of March 30, 2001, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(5)

(b) Amendment No. 2 to the Master Loan and Security Agreement, dated as of May 1, 2001, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(5)

(c) Amendment No. 3 to the Master Loan & Security Agreement, dated as of November 13, 2002, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(13)

(d) Amendment No. 4 to the Master Loan and Security Agreement, dated December 23, 2002, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(13)

(e) Amendment No. 5 to the Master Loan and Security Agreement, dated May 13, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(15)

Exhibit Number	Description

(f) Amendment Number Six to the Master Loan and Security Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(22)

(g) Amendment Number Seven to the Master Loan and Security Agreement, dated as of April 19, 2004, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (25)

10.4	Limited Guaranty, dated as of April 1, 2000, by New Century Mortgage Corporation in favor of Salomon Brothers Realty Corp. and Salomon Smith Barney Inc.(16)

10.5	Servicing Rights Purchase Agreement, dated February 28, 2001, among Ocean Federal Bank FSB and New Century Mortgage Corporation.(4)

10.6	Fifth Amended and Restated Credit Agreement, dated May 23, 2001, between New Century Financial and U.S. Bank National Association.(6)

(a) First Amendment to the Fifth Amended and Restated Credit Agreement, dated January 11, 2002, between New Century Mortgage Corporation, NC Capital Corporation and U.S. Bank National Association.(8)

(b) Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of March 25, 2002, among New Century Mortgage Corporation, NC Capital Corporation and U.S. Bank National Association.(9)

10.7	Master Repurchase Agreement, dated July 19, 2001, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(6)

(a) Amendment No. 1 to Master Repurchase Agreement, dated August 31, 2001, among CDC Mortgage Capital, Inc., New Century Mortgage Corporation and NC Capital Corporation.(7)

(b) Amendment No. 2 to the Master Repurchase Agreement, dated as of December 2001, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(8)

(c) Amendment No. 3 to the Master Repurchase Agreement, dated as of February 22, 2002, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(8)

(d) Amendment No. 4 to the Master Repurchase Agreement, dated as of March 15, 2002, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital, Inc.(9)

10.8	Guarantee, dated as of July 19, 2001, by New Century Financial Corporation in favor of CDC Mortgage Capital Inc.(16)

10.9	Letter Agreement, dated as of April 28, 2004, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(25)

10.10	Letter Agreement, dated as of May 14, 2004, among New Century Financial, New Century Mortgage Corporation , NC Capital Corporation and CDC Mortgage Capital Inc.(26)

10.11	Amended and Restated Master Loan and Security Agreement, dated December 1, 2001, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(8)

(a) Amendment No. 1 to the Amended and Restated Master Loan and Security Agreement, dated February 15, 2002, among NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(8)

(b) Amendment No. 2 to Amended and Restated Master Loan and Security Agreement, dated as of May 9, 2002, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(11)

Exhibit Number	Description

(c) Amendment No. 3 to Amended and Restated Master Loan and Security Agreement, dated as of June 20, 2002, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(12)

(d) Amendment No. 4 to Amended and Restated Master Loan and Security Agreement, dated as of August 15, 2002, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(12)

10.12	Letter Agreement, dated January 1, 2002, between NC Capital Corporation, New Century Mortgage Corporation and Salomon Brothers Realty Corp.(8)

(a) Amendment No. 1 to the Letter Agreement, dated December 23, 2002, among NC Capital Corporation, New Century Mortgage Corporation and Salomon Brothers Realty Corp. (13)

(b) Amendment No. 2 to the Letter Agreement dated, as of April 30, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Salomon Brothers Realty Corp.(14)

(c) Amendment Number Three to Letter Agreement, dated September 16, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (19)

(d) Amendment Number Four to the Letter Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(22)

(e) Amendment Number Six to the Letter Agreement dated as of June 25, 2004, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (31)

10.13	Limited Guaranty, dated as of January 1, 2002, by New Century Mortgage Corporation in favor of Salomon Brothers Realty Corp. and Salomon Smith Barney Inc.(16)

10.14	Master Contribution Agreement, dated as of May 13, 2002, between New Century Mortgage Corporation and New Century Funding A.(10)

10.15	Amended and Restated Master Repurchase Agreement, dated as of May 21, 2004, between New Century Funding A and Bank of America, N.A.(32)

10.16	Amended and Restated Guaranty and Pledge Agreement, dated as of May 21, 2004, among New Century Financial Corporation, New Century Mortgage Corporation and Bank of America, N.A.(32)

10.17	Amended and Restated Master Repurchase Agreement, dated as of May 10, 2002, among CDC Mortgage Capital, Inc., New Century Mortgage Corporation and NC Capital Corporation.(10)

(a) Amendment No. 1 to the Amended and Restated Master Repurchase Agreement, dated as of July 26, 2002, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(12)

(b) Amendment No. 2 to the Amended and Restated Master Repurchase Agreement, dated as of August 5, 2002, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(12)

(c) Amendment No. 3 to the Amended and Restated Master Repurchase Agreement, dated March 14, 2003, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(13)

10.18	Committed Note Purchase Agreement and Security Agreement, dated as of May 10, 2002, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Purchaser or a Noteholder from time to time.(10)

Exhibit Number	Description

(a) Amendment No. 1 to the Committed Note Purchase and Security Agreement, dated as of June 15, 2002, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Purchaser or a Noteholder from time to time.(12)

(b) Amendment No. 2 to the Committed Note Purchase and Security Agreement, dated as of November 21, 2002, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Noteholder from time to time.(13)

(c) Amendment No. 3 to Note Purchase Agreement, dated as of June 23, 2003, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Purchaser or a Noteholder from time to time.(16)

(d) Amendment No. 4 to Note Purchase Agreement, dated as of May 14, 2004, among New Century Funding I, UBS Real Estate Securities Inc. (f/k/a UBS Warburg Real Estate Securities Inc.).(27)

(e) Amendment No. 5 to Note Purchase Agreement, dated as of June 11, 2004, among New Century Funding I and UBS Real Estate Securities Inc.(28)

(f) Amendment No. 6 to Note Purchase Agreement, dated June 18, 2004, between New Century Funding I and UBS Real Estate Securities Inc. (f/k/a UBS Warburg Real Estate Securities Inc.)(29)

10.19	Loan Purchase Agreement, dated as of May 10, 2002, among New Century Mortgage Corporation, New Century Financial Corporation and New Century Funding I.(10)

(a) Amendment No. 1 to Loan Purchase Agreement, dated as of November 21, 2002, among New Century Mortgage Corporation, New Century Financial Corporation and New Century Funding I.(13)

(b) Amendment No. 2 to Loan Purchase Agreement, dated as of June 23, 2003, among New Century Mortgage Corporation, New Century Financial Corporation and New Century Funding I.(16)

(c) Amendment No. 3 to Loan Purchase Agreement, dated June 18, 2004, among New Century Funding I, New Century Financial Corporation, New Century Mortgage Corporation and NC Capital Corporation(29)

10.20	Waiver and Consent, dated May 13, 2002, under the Subordinated Loan Agreement between New Century Mortgage Corporation and U.S. Bank National Association dated as of April 28, 2000.(10)

10.21	First Amendment to Lease, dated May 1, 2000, between The Irvine Company Corporation and New Century Financial Corporation.(11)

10.22	Office Lease Agreement, dated April 23, 2002, between Koll Center Irvine Number Two, L.L.C. and New Century Mortgage Corporation.(11)

10.23	Unit Purchase Agreement, dated as of May 24, 2002, among Gary Busacca, Marc Loewenthal, Jeffrey Lemieux, David Logsdon, eGarden, Inc., and New Century Mortgage Corporation.(11)

10.24	Master Repurchase Agreement, dated as of May 30, 2002, between Salomon Brothers Realty and New Century Funding SB-1.(11)

(a) Amendment No. 1 to the Master Repurchase Agreement, dated December 23, 2002, between New Century Funding SB-1 and Salomon Brothers Realty Corp.(13)

(b) Amendment No. 2 to the Master Repurchase Agreement, dated May 13, 2003, between New Century Funding SB-1 and Salomon Brothers Realty Corp.(15)

(c) Amendment Number Three to the Master Repurchase Agreement, dated September 16, 2003, between New Century Funding SB-I and Citigroup Global Markets Realty Corp.(18)

Exhibit Number	Description

(d) Amendment Number Four to the Master Repurchase Agreement, dated as of December 29, 2003, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(22)

(e) Amendment Number Five to the Master Repurchase Agreement, dated as of March 31, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(25)

(f) Amendment Number Six to the Master Repurchase Agreement, dated as of June 25, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (31)

10.25	Master Contribution Agreement, dated as of May 30, 2002, between New Century Mortgage and New Century Funding SB-1.(11)

10.26	Guaranty and Pledge Agreement, dated as of May 30, 2002, by New Century Financial Corporation and New Century Mortgage Corporation in favor of Salomon Brothers Realty Corp.(16)

10.27	Lease, dated May 31, 2002, between The Irvine Company and New Century Mortgage Corporation.(11)

10.28	Second Amendment to Lease, dated June 17, 2002, between The Irvine Company and New Century Financial Corporation.(11)

10.29	Lease, dated June 17, 2002, between The Irvine Company and New Century Mortgage Corporation.(11)

10.30	Office Space Lease, dated June 11, 2002, between National Officer Partners Limited Partnership and New Century Mortgage Corporation.(11)

10.31	Master Loan and Security Agreement, dated December 1, 2002, between NC Capital Corporation and Morgan Stanley Mortgage Capital Inc.(13)

(a) Amendment No. 1 to Master Loan and Security Agreement, dated as of March 27, 2003, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital, Inc.(14)

10.32	Amended and Restated Master Loan and Security Agreement, dated June 20, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital, Inc.(16)

(a) Amendment No. 1 to the Amended and Restated Master Loan and Security Agreement, dated as of September 15, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital, Inc.(17)

(b) Amendment No. 2 to the Amended and Restated Master Loan and Security Agreement, dated as of December 11, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital, Inc.(21)

(c) Amendment No. 3 to the Amended and Restated Master Loan and Security Agreement, dated as of January 13, 2004, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital Inc.(22)

10.33	Amended and Restated Guaranty, dated as of June 20, 2003, by New Century Financial Corporation in favor of Morgan Stanley Mortgage Capital, Inc.(16)

(a) Amendment No. 1 to the Amended and Restated Guaranty, dated as of September 18, 2003, by New Century Financial Corporation in favor of Morgan Stanley Mortgage Capital Inc.(17)

Exhibit Number	Description

10.34	Second Amended and Restated Master Repurchase Agreement, dated as of June 23, 2003, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(16)

(a) Amendment No. 1 to the Second Amended and Restated Master Repurchase Agreement, dated as of June 30, 2003, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(16)

(b) Amendment No. 2 to the Second Amended and Restated Master Repurchase Agreement, dated as of September 3, 2003, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(17)

(c) Amendment No. 3 to the Second Amended and Restated Master Loan Purchase Agreement, dated September 30, 2003, among NC Capital Corporation, New Century Mortgage Corporation and CDC Mortgage Capital Inc.(18)

(d) Amendment No. 4 to the Second Amended and Restated Master Loan Purchase Agreement, dated February 12, 2004, among NC Capital Corporation, New Century Mortgage Corporation and CDC Mortgage Capital, Inc.(23)

(e) Letter Agreement, dated as of June 18, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(29)

(f) Letter Agreement, dated as of July 1, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(33)

(g) Letter Agreement, dated as of July 15, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(34)

(h) Letter Agreement, dated as of July 29, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(36)

10.35	Master Loan and Security Agreement, dated June 26, 2003, between New Century Mortgage Corporation and Greenwich Capital Financial Products, Inc.(16)

10.36	Indenture, dated as of July 8, 2003, between New Century Financial Corporation and Wells Fargo Bank, National Association.(20)

10.37	Registration Rights Agreement, dated July 8, 2003, among New Century Financial Corporation, Bear, Stearns & Co. Inc. and the other initial purchasers referred to therein.(16)

10.38	Servicer Advance Financing Facility Agreement, dated as of August 28, 2003, between Citigroup Global Markets Realty Corp. and New Century Mortgage Corporation.(17)

10.39	Guaranty, dated as of August 28, 2003, by New Century Financial Corporation in favor of Citigroup Global Markets Realty Corp.(17)

10.40	Master Repurchase Agreement, dated September 25, 2003, between NC Capital Corporation and Bear Stearns Mortgage Capital Corporation.(18)

10.41	Guaranty, dated as of September 25, 2003, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation.(18)

10.42	Master Repurchase Agreement, dated as of October 31, 2003, by and between Bear Stearns Mortgage Capital Corporation and NC Capital Corporation.(19)

(a) Amendment No. 1 to Master Repurchase Agreement, dated as of January 14, 2004, between Bear Stearns Mortgage Capital Corporation and NC Capital Corporation.(23)

Exhibit Number	Description

(b) Amendment No. 2 to Master Repurchase Agreement, dated as of June 29, 2004, among NC Capital Corporation, NC Residual II Corporation and Bear Stearns Mortgage Capital Corporation. (31)

10.43	Guaranty, dated as of October 31, 2003, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation.(19)

10.44	Guaranty dated as of June 29, 2004, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation.(31)

10.45	Mortgage Loan Purchase and Servicing Agreement, dated as of September 5, 2003, between Von Karman Funding, LLC and New Century Mortgage Corporation.(19)

10.46	Security Agreement, dated as of September 5, 2003, between Von Karman Funding LLC and Deutsche Bank Trust Company Americas.(19)

10.47	Guaranty, dated as of September 5, 2003, by New Century Financial Corporation in favor of Citibank, N.A.(19)

10.48	Confirmation, dated as of September 5, 2003, between Von Karman Funding LLC and Citibank, N.A.(19)

10.49	Schedule to the Master Agreement, dated as of September 5, 2003, between Citibank, N.A. and Von Karman Funding LLC.(19)

10.49	Confirmation for Swap Transaction under Existing 1992 Master Agreement, dated as of September 5, 2003, between NC Capital Corporation and Citibank, N.A.(19)

10.50	Schedule to the ISDA Master Agreement, dated as of September 5, 2003, between Citibank, N.A. and NC Capital Corporation.(19)

10.51	Master Repurchase Agreement, dated as of December 2, 2003, between Bank of America, N.A. and NC Capital Corporation.(21)

(a) Amendment Number One to the Master Repurchase Agreement, dated as of April 12, 2004, between Bank of America, N.A. and NC Capital Corporation.(25)

10.52	Guaranty Agreement, dated as of December 2, 2003, by New Century Financial Corporation and New Century Mortgage Corporation in favor of Bank of America, N.A.(21)

10.53	Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004, among NC Capital Corporation, New Century Mortgage Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital, Inc.(23)

(a) Amendment No. 1 and Joinder, dated May 21, 2004, among New Century Mortgage Corporation, NC Capital Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital, Inc.(27)

(b) Amendment No. 2, dated June 9, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank, and Morgan Stanley Mortgage Capital, Inc.(28)

(c) Amendment No. 3 to Second Amended and Restated Master Loan and Security Agreement, dated as of June 18, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.(29)

(d) Amendment No. 5 to Second Amended and Restated Master Loan and Security Agreement, dated as of August 6, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Capital Inc.(38)

10.54	Second Amended and Restated Guaranty, dated as of January 30, 2004, by New Century Financial Corporation in favor of Morgan Stanley Bank and Morgan Stanley Mortgage Capital, Inc.(23)

Exhibit Number	Description

10.55	Master Repurchase Agreement, dated as of June 18, 2004, between New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.(29)

Management Contract or Compensatory Plan or Arrangement (Exhibits 10.56—10.65)

10.56	Form of Indemnity Agreement between New Century Financial and each of its executive officers and directors.(1)

10.57	1995 Stock Option Plan, (incorporated by reference from New Century Financial’s Form S-8 Registration Statement No. 333-105624), as amended.

10.58	Form of Equalization Option granted to Edward Gotschall in December 1996.(1)

10.59	Employee Stock Purchase Plan, as amended.(12)

10.60	Deferred Compensation Plan, Amended and Restated July 1, 2004.(38)

10.61	1999 Incentive Compensation Plan (incorporated by reference from New Century Financial’s Proxy Statement as filed with the Securities and Exchange Commission on April 2, 1999).

10.62	Amended and Restated Employment Agreement, dated as of January 1, 2004, between New Century Financial and Patrick H. Rank.(23)

10.63	Directors Deferred Compensation Plan.(23)

10.64	Form of Executive Officers’ Employment Agreement, dated as of January 1, 2004.(23)

10.65	Form of 2004 Plan (attached as Annex D to the proxy statement/prospectus that is part of this Registration Statement).

21.1	List of subsidiaries of the Registrant.(30)

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm with respect to New Century Financial.(39)

23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm with respect to the Registrant.(39)

23.3	Consent of Ballard Spahr Andrews & Ingersoll LLP (included in Exhibit 5.1 above).

23.4	Consent of O’Melveny & Myers LLP (included in Exhibits 8.1 and 8.2 above).

23.5	Consent of Morgan Stanley & Co. Incorporated.(39)

23.6	Consent of Stern Stewart & Co.(39)

23.7	Consent of Friedman, Billings, Ramsey & Co, Inc.

23.8	Consent of UBS Securities LLC.

23.9	Consent of Bear Stearns & Co., Inc.

24.1†	Power of Attorney.

99.1	Charter of the Audit Committee (attached as Annex E to the proxy statement/prospectus that is part of this Registration Statement).

99.2	Fairness Opinion of Morgan Stanley & Co. Incorporated (attached as Annex F to the proxy statement/prospectus that is part of this Registration Statement).

99.3	Form of Proxy Card.(30)

†	Previously included on the signature page to the Registrant’s Amendment No. 3 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission on July 27, 2004 and to the Registrant’s Amendment No. 2 to Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 28, 2004.
(1)	Incorporated by reference from New Century Financial’s Form S-1 Registration Statement (No. 333-25483) as filed with the Securities and Exchange Commission on June 23, 1997.
(2)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 15, 2000.
(3)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 15, 1999.
(4)	Incorporated by reference from New Century Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 on file with the Securities and Exchange Commission.
(5)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 15, 2001.
(6)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on July 27, 2001.
(7)	Incorporated by reference from New Century Financial’s Form Report S-2/A as filed with the Securities and Exchange Commission on October 4, 2001.
(8)	Incorporated by reference from New Century Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 on file with the Securities and Exchange Commission.
(9)	Incorporated by reference from New Century Financial’s Form Report 8-K as filed with the Securities and Exchange Commission on April 8, 2002.
(10)	Incorporated by reference from New Century Financial’s Form Report 8-K as filed with the Securities and Exchange Commission on June 6, 2002.
(11)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on August 14, 2002.
(12)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 14, 2002.
(13)	Incorporated by reference from New Century Financial’s Form Report 8-K as filed with the Securities and Exchange Commission on January 10, 2003.
(14)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on May 15, 2003.
(15)	Incorporated by reference from New Century Financial’s Form 8-K Report, as filed with the Securities and Exchange Commission on June 18, 2003.
(16)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on August 13, 2003.
(17)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on September 12, 2003.
(18)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on October 10, 2003.
(19)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 14, 2003.
(20)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on December 11, 2003.
(21)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on December 22, 2003.
(22)	Incorporated by reference from New Century Financial’s Form 8-K Report, as filed with the Securities and Exchange Commission on January 14, 2004.
(23)	Incorporated by reference from New Century Financial’s Form 10-K for the fiscal year ended December 31, 2003 on file with the Securities and Exchange Commission.
(24)	Incorporated by reference from the Registrant’s Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on April 22, 2004.

(25)	Incorporated by reference from New Century Financial’s Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on May 10, 2004.
(26)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on May 20, 2004.
(27)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on June 1, 2004.
(28)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on June 17, 2004.
(29)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on June 28, 2004.
(30)	Incorporated by reference from Amendment No. 2 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on June 28, 2004.
(31)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 2, 2004.
(32)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 7, 2004.
(33)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 13, 2004.
(34)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 20, 2004.
(35)	Incorporated by reference from Amendment No. 3 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on July 27, 2004.
(36)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on August 2, 2004.
(37)	Incorporated by reference from Amendment No. 4 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on August 6, 2004.
(38)	Incorporated by reference from New Century Financial’s 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on August 9, 2004.
(39)	Incorporated by reference from Amendment No. 5 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on August 11, 2004.

ITEM 22. UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) The undersigned registrant hereby undertakes as follows:

(1) that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form; and

(2) that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e) The undersigned registrant undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, New Century REIT, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on this 13th day of August, 2004.

NEW CENTURY REIT, INC.

By:	/s/ ROBERT K. COLE
Robert K. Cole Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* Brad A. Morrice	Vice Chairman, President and Chief Operating Officer	August 13, 2004

/s/ PATTI M. DODGE Patti M. Dodge	Chief Financial Officer (Principal Financial and Accounting Officer)	August 13, 2004

/s/ ROBERT K. COLE Robert K. Cole	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	August 13, 2004

/S/ EDWARD F. GOTSCHALL Edward F. Gotschall	Vice Chairman-Finance	August 13, 2004

* Harold A. Black	Director	August 13, 2004

* Fredric J. Forster	Director	August 13, 2004

* Donald E. Lange	Director	August 13, 2004

* William J. Popejoy	Director	August 13, 2004

* Michael M. Sachs	Director	August 13, 2004

* Terrence P. Sandvik	Director	August 13, 2004

* Richard A. Zona	Director	August 13, 2004

*By:	/S/ ROBERT K. COLE
Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 21, 2004, by and among New Century Financial, Registrant and NC Merger Sub, Inc. (attached as Annex A to the proxy statement/prospectus that is part of this Registration Statement).

3.1	Articles of Incorporation of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion) dated April 12, 2004.(24)

3.2	Form of Articles of Amendment and Restatement of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion) to be in effect as of the effective time of the merger (attached as Annex B to the proxy statement/prospectus that is part of this Registration Statement).

3.3	Bylaws of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion).(24)

3.4	Form of Amended and Restated Bylaws of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion) to be in effect as of the effective time of the merger (attached as Annex C to the proxy statement/prospectus that is part of this Registration Statement).

4.1	Specimen Certificate for Registrant’s Common Stock.(37)

5.1	Opinion of Ballard Spahr Andrews & Ingersoll LLP regarding the legality of the securities being registered.(35)

8.1	Opinion of O’Melveny & Myers LLP regarding certain tax matters.(35)

8.2	Opinion of O’Melveny & Myers LLP regarding certain tax matters.(35)

10.1	Registration Rights Agreement, dated May 30, 1997, by and between New Century Financial Corporation and certain of its stockholders.(1)

10.2	Industrial Lease, dated October 11, 1999, between New Century Financial Corporation and the Irvine Company.(3)

10.3	Master Loan & Security Agreement, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp., dated April 1, 2000. (2)

(a) Amendment No. 1 to the Master Loan and Security Agreement, dated as of March 30, 2001, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(5)

(b) Amendment No. 2 to the Master Loan and Security Agreement, dated as of May 1, 2001, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(5)

(c) Amendment No. 3 to the Master Loan & Security Agreement, dated as of November 13, 2002, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(13)

(d) Amendment No. 4 to the Master Loan and Security Agreement, dated December 23, 2002, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(13)

(e) Amendment No. 5 to the Master Loan and Security Agreement, dated May 13, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(15)

Exhibit Number	Description

(f) Amendment Number Six to the Master Loan and Security Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(22)

(g) Amendment Number Seven to the Master Loan and Security Agreement, dated as of April 19, 2004, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (25)

10.4	Limited Guaranty, dated as of April 1, 2000, by New Century Mortgage Corporation in favor of Salomon Brothers Realty Corp. and Salomon Smith Barney Inc.(16)

10.5	Servicing Rights Purchase Agreement, dated February 28, 2001, among Ocean Federal Bank FSB and New Century Mortgage Corporation.(4)

10.6	Fifth Amended and Restated Credit Agreement, dated May 23, 2001, between New Century Financial and U.S. Bank National Association.(6)

(a) First Amendment to the Fifth Amended and Restated Credit Agreement, dated January 11, 2002, between New Century Mortgage Corporation, NC Capital Corporation and U.S. Bank National Association.(8)

(b) Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of March 25, 2002, among New Century Mortgage Corporation, NC Capital Corporation and U.S. Bank National Association.(9)

10.7	Master Repurchase Agreement, dated July 19, 2001, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(6)

(a) Amendment No. 1 to Master Repurchase Agreement, dated August 31, 2001, among CDC Mortgage Capital, Inc., New Century Mortgage Corporation and NC Capital Corporation.(7)

(b) Amendment No. 2 to the Master Repurchase Agreement, dated as of December 2001, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(8)

(c) Amendment No. 3 to the Master Repurchase Agreement, dated as of February 22, 2002, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(8)

(d) Amendment No. 4 to the Master Repurchase Agreement, dated as of March 15, 2002, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital, Inc.(9)

10.8	Guarantee, dated as of July 19, 2001, by New Century Financial Corporation in favor of CDC Mortgage Capital Inc.(16)

10.9	Letter Agreement, dated as of April 28, 2004, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(25)

10.10	Letter Agreement, dated as of May 14, 2004, among New Century Financial, New Century Mortgage Corporation , NC Capital Corporation and CDC Mortgage Capital Inc.(26)

10.11	Amended and Restated Master Loan and Security Agreement, dated December 1, 2001, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(8)

(a) Amendment No. 1 to the Amended and Restated Master Loan and Security Agreement, dated February 15, 2002, among NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(8)

(b) Amendment No. 2 to Amended and Restated Master Loan and Security Agreement, dated as of May 9, 2002, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(11)

Exhibit Number	Description

(c) Amendment No. 3 to Amended and Restated Master Loan and Security Agreement, dated as of June 20, 2002, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(12)

(d) Amendment No. 4 to Amended and Restated Master Loan and Security Agreement, dated as of August 15, 2002, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(12)

10.12	Letter Agreement, dated January 1, 2002, between NC Capital Corporation, New Century Mortgage Corporation and Salomon Brothers Realty Corp.(8)

(a) Amendment No. 1 to the Letter Agreement, dated December 23, 2002, among NC Capital Corporation, New Century Mortgage Corporation and Salomon Brothers Realty Corp. (13)

(b) Amendment No. 2 to the Letter Agreement dated, as of April 30, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Salomon Brothers Realty Corp.(14)

(c) Amendment Number Three to Letter Agreement, dated September 16, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (19)

(d) Amendment Number Four to the Letter Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(22)

(e) Amendment Number Six to the Letter Agreement dated as of June 25, 2004, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (31)

10.13	Limited Guaranty, dated as of January 1, 2002, by New Century Mortgage Corporation in favor of Salomon Brothers Realty Corp. and Salomon Smith Barney Inc.(16)

10.14	Master Contribution Agreement, dated as of May 13, 2002, between New Century Mortgage Corporation and New Century Funding A.(10)

10.15	Amended and Restated Master Repurchase Agreement, dated as of May 21, 2004, between New Century Funding A and Bank of America, N.A.(32)

10.16	Amended and Restated Guaranty and Pledge Agreement, dated as of May 21, 2004, among New Century Financial Corporation, New Century Mortgage Corporation and Bank of America, N.A.(32)

10.17	Amended and Restated Master Repurchase Agreement, dated as of May 10, 2002, among CDC Mortgage Capital, Inc., New Century Mortgage Corporation and NC Capital Corporation.(10)

(a) Amendment No. 1 to the Amended and Restated Master Repurchase Agreement, dated as of July 26, 2002, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(12)

(b) Amendment No. 2 to the Amended and Restated Master Repurchase Agreement, dated as of August 5, 2002, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(12)

(c) Amendment No. 3 to the Amended and Restated Master Repurchase Agreement, dated March 14, 2003, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(13)

10.18	Committed Note Purchase Agreement and Security Agreement, dated as of May 10, 2002, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Purchaser or a Noteholder from time to time.(10)

Exhibit Number	Description

(a) Amendment No. 1 to the Committed Note Purchase and Security Agreement, dated as of June 15, 2002, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Purchaser or a Noteholder from time to time.(12)

(b) Amendment No. 2 to the Committed Note Purchase and Security Agreement, dated as of November 21, 2002, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Noteholder from time to time.(13)

(c) Amendment No. 3 to Note Purchase Agreement, dated as of June 23, 2003, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Purchaser or a Noteholder from time to time.(16)

(d) Amendment No. 4 to Note Purchase Agreement, dated as of May 14, 2004, among New Century Funding I, UBS Real Estate Securities Inc. (f/k/a UBS Warburg Real Estate Securities Inc.).(27)

(e) Amendment No. 5 to Note Purchase Agreement, dated as of June 11, 2004, among New Century Funding I and UBS Real Estate Securities Inc.(28)

(f) Amendment No. 6 to Note Purchase Agreement, dated June 18, 2004, between New Century Funding I and UBS Real Estate Securities Inc. (f/k/a UBS Warburg Real Estate Securities Inc.)(29)

10.19	Loan Purchase Agreement, dated as of May 10, 2002, among New Century Mortgage Corporation, New Century Financial Corporation and New Century Funding I.(10)

(a) Amendment No. 1 to Loan Purchase Agreement, dated as of November 21, 2002, among New Century Mortgage Corporation, New Century Financial Corporation and New Century Funding I.(13)

(b) Amendment No. 2 to Loan Purchase Agreement, dated as of June 23, 2003, among New Century Mortgage Corporation, New Century Financial Corporation and New Century Funding I.(16)

(c) Amendment No. 3 to Loan Purchase Agreement, dated June 18, 2004, among New Century Funding I, New Century Financial Corporation, New Century Mortgage Corporation and NC Capital Corporation(29)

10.20	Waiver and Consent, dated May 13, 2002, under the Subordinated Loan Agreement between New Century Mortgage Corporation and U.S. Bank National Association dated as of April 28, 2000.(10)

10.21	First Amendment to Lease, dated May 1, 2000, between The Irvine Company Corporation and New Century Financial Corporation.(11)

10.22	Office Lease Agreement, dated April 23, 2002, between Koll Center Irvine Number Two, L.L.C. and New Century Mortgage Corporation.(11)

10.23	Unit Purchase Agreement, dated as of May 24, 2002, among Gary Busacca, Marc Loewenthal, Jeffrey Lemieux, David Logsdon, eGarden, Inc., and New Century Mortgage Corporation.(11)

10.24	Master Repurchase Agreement, dated as of May 30, 2002, between Salomon Brothers Realty and New Century Funding SB-1.(11)

(a) Amendment No. 1 to the Master Repurchase Agreement, dated December 23, 2002, between New Century Funding SB-1 and Salomon Brothers Realty Corp.(13)

(b) Amendment No. 2 to the Master Repurchase Agreement, dated May 13, 2003, between New Century Funding SB-1 and Salomon Brothers Realty Corp.(15)

(c) Amendment Number Three to the Master Repurchase Agreement, dated September 16, 2003, between New Century Funding SB-I and Citigroup Global Markets Realty Corp.(18)

Exhibit Number	Description

(d) Amendment Number Four to the Master Repurchase Agreement, dated as of December 29, 2003, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(22)

(e) Amendment Number Five to the Master Repurchase Agreement, dated as of March 31, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(25)

(f) Amendment Number Six to the Master Repurchase Agreement, dated as of June 25, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (31)

10.25	Master Contribution Agreement, dated as of May 30, 2002, between New Century Mortgage and New Century Funding SB-1.(11)

10.26	Guaranty and Pledge Agreement, dated as of May 30, 2002, by New Century Financial Corporation and New Century Mortgage Corporation in favor of Salomon Brothers Realty Corp.(16)

10.27	Lease, dated May 31, 2002, between The Irvine Company and New Century Mortgage Corporation.(11)

10.28	Second Amendment to Lease, dated June 17, 2002, between The Irvine Company and New Century Financial Corporation.(11)

10.29	Lease, dated June 17, 2002, between The Irvine Company and New Century Mortgage Corporation.(11)

10.30	Office Space Lease, dated June 11, 2002, between National Officer Partners Limited Partnership and New Century Mortgage Corporation.(11)

10.31	Master Loan and Security Agreement, dated December 1, 2002, between NC Capital Corporation and Morgan Stanley Mortgage Capital Inc.(13)

(a) Amendment No. 1 to Master Loan and Security Agreement, dated as of March 27, 2003, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital, Inc.(14)

10.32	Amended and Restated Master Loan and Security Agreement, dated June 20, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital, Inc.(16)

(a) Amendment No. 1 to the Amended and Restated Master Loan and Security Agreement, dated as of September 15, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital, Inc.(17)

(b) Amendment No. 2 to the Amended and Restated Master Loan and Security Agreement, dated as of December 11, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital, Inc.(21)

(c) Amendment No. 3 to the Amended and Restated Master Loan and Security Agreement, dated as of January 13, 2004, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital Inc.(22)

10.33	Amended and Restated Guaranty, dated as of June 20, 2003, by New Century Financial Corporation in favor of Morgan Stanley Mortgage Capital, Inc.(16)

(a) Amendment No. 1 to the Amended and Restated Guaranty, dated as of September 18, 2003, by New Century Financial Corporation in favor of Morgan Stanley Mortgage Capital Inc.(17)

Exhibit Number	Description

10.34	Second Amended and Restated Master Repurchase Agreement, dated as of June 23, 2003, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(16)

(a) Amendment No. 1 to the Second Amended and Restated Master Repurchase Agreement, dated as of June 30, 2003, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(16)

(b) Amendment No. 2 to the Second Amended and Restated Master Repurchase Agreement, dated as of September 3, 2003, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(17)

(c) Amendment No. 3 to the Second Amended and Restated Master Loan Purchase Agreement, dated September 30, 2003, among NC Capital Corporation, New Century Mortgage Corporation and CDC Mortgage Capital Inc.(18)

(d) Amendment No. 4 to the Second Amended and Restated Master Loan Purchase Agreement, dated February 12, 2004, among NC Capital Corporation, New Century Mortgage Corporation and CDC Mortgage Capital, Inc.(23)

(e) Letter Agreement, dated as of June 18, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(29)

(f) Letter Agreement, dated as of July 1, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(33)

(g) Letter Agreement, dated as of July 15, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(34)

(h) Letter Agreement, dated as of July 29, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(36)

10.35	Master Loan and Security Agreement, dated June 26, 2003, between New Century Mortgage Corporation and Greenwich Capital Financial Products, Inc.(16)

10.36	Indenture, dated as of July 8, 2003, between New Century Financial Corporation and Wells Fargo Bank, National Association.(20)

10.37	Registration Rights Agreement, dated July 8, 2003, among New Century Financial Corporation, Bear, Stearns & Co. Inc. and the other initial purchasers referred to therein.(16)

10.38	Servicer Advance Financing Facility Agreement, dated as of August 28, 2003, between Citigroup Global Markets Realty Corp. and New Century Mortgage Corporation.(17)

10.39	Guaranty, dated as of August 28, 2003, by New Century Financial Corporation in favor of Citigroup Global Markets Realty Corp.(17)

10.40	Master Repurchase Agreement, dated September 25, 2003, between NC Capital Corporation and Bear Stearns Mortgage Capital Corporation.(18)

10.41	Guaranty, dated as of September 25, 2003, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation.(18)

10.42	Master Repurchase Agreement, dated as of October 31, 2003, by and between Bear Stearns Mortgage Capital Corporation and NC Capital Corporation.(19)

(a) Amendment No. 1 to Master Repurchase Agreement, dated as of January 14, 2004, between Bear Stearns Mortgage Capital Corporation and NC Capital Corporation.(23)

Exhibit Number	Description

(b) Amendment No. 2 to Master Repurchase Agreement, dated as of June 29, 2004, among NC Capital Corporation, NC Residual II Corporation and Bear Stearns Mortgage Capital Corporation. (31)

10.43	Guaranty, dated as of October 31, 2003, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation.(19)

10.44	Guaranty dated as of June 29, 2004, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation.(31)

10.45	Mortgage Loan Purchase and Servicing Agreement, dated as of September 5, 2003, between Von Karman Funding, LLC and New Century Mortgage Corporation.(19)

10.46	Security Agreement, dated as of September 5, 2003, between Von Karman Funding LLC and Deutsche Bank Trust Company Americas.(19)

10.47	Guaranty, dated as of September 5, 2003, by New Century Financial Corporation in favor of Citibank, N.A.(19)

10.48	Confirmation, dated as of September 5, 2003, between Von Karman Funding LLC and Citibank, N.A.(19)

10.49	Schedule to the Master Agreement, dated as of September 5, 2003, between Citibank, N.A. and Von Karman Funding LLC.(19)

10.49	Confirmation for Swap Transaction under Existing 1992 Master Agreement, dated as of September 5, 2003, between NC Capital Corporation and Citibank, N.A.(19)

10.50	Schedule to the ISDA Master Agreement, dated as of September 5, 2003, between Citibank, N.A. and NC Capital Corporation.(19)

10.51	Master Repurchase Agreement, dated as of December 2, 2003, between Bank of America, N.A. and NC Capital Corporation.(21)

(a) Amendment Number One to the Master Repurchase Agreement, dated as of April 12, 2004, between Bank of America, N.A. and NC Capital Corporation.(25)

10.52	Guaranty Agreement, dated as of December 2, 2003, by New Century Financial Corporation and New Century Mortgage Corporation in favor of Bank of America, N.A.(21)

10.53	Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004, among NC Capital Corporation, New Century Mortgage Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital, Inc.(23)

(a) Amendment No. 1 and Joinder, dated May 21, 2004, among New Century Mortgage Corporation, NC Capital Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital, Inc.(27)

(b) Amendment No. 2, dated June 9, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank, and Morgan Stanley Mortgage Capital, Inc.(28)

(c) Amendment No. 3 to Second Amended and Restated Master Loan and Security Agreement, dated as of June 18, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.(29)

(d) Amendment No. 5 to Second Amended and Restated Master Loan and Security Agreement, dated as of August 6, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Capital Inc.(38)

10.54	Second Amended and Restated Guaranty, dated as of January 30, 2004, by New Century Financial Corporation in favor of Morgan Stanley Bank and Morgan Stanley Mortgage Capital, Inc.(23)

10.55	Master Repurchase Agreement, dated as of June 18, 2004, between New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.(29)

Exhibit Number	Description

Management Contract or Compensatory Plan or Arrangement (Exhibits 10.56—10.65)

10.56	Form of Indemnity Agreement between New Century Financial and each of its executive officers and directors.(1)

10.57	1995 Stock Option Plan, (incorporated by reference from New Century Financial’s Form S-8 Registration Statement No. 333-105624), as amended.

10.58	Form of Equalization Option granted to Edward Gotschall in December 1996.(1)

10.59	Employee Stock Purchase Plan, as amended.(12)

10.60	Deferred Compensation Plan, Amended and Restated July 1, 2004.(38)

10.61	1999 Incentive Compensation Plan (incorporated by reference from New Century Financial’s Proxy Statement as filed with the Securities and Exchange Commission on April 2, 1999).

10.62	Amended and Restated Employment Agreement, dated as of January 1, 2004, between New Century Financial and Patrick H. Rank.(23)

10.63	Directors Deferred Compensation Plan.(23)

10.64	Form of Executive Officers’ Employment Agreement, dated as of January 1, 2004.(23)

10.65	Form of 2004 Plan (attached as Annex D to the proxy statement/prospectus that is part of this Registration Statement).

21.1	List of subsidiaries of the Registrant.(30)

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm with respect to New Century Financial.(39)

23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm with respect to the Registrant.(39)

23.3	Consent of Ballard Spahr Andrews & Ingersoll LLP (included in Exhibit 5.1 above).

23.4	Consent of O’Melveny & Myers LLP (included in Exhibits 8.1 and 8.2 above).

23.5	Consent of Morgan Stanley & Co. Incorporated.(39)

23.6	Consent of Stern Stewart & Co.(39)

23.7	Consent of Friedman, Billings, Ramsey & Co, Inc.

23.8	Consent of UBS Securities LLC.

23.9	Consent of Bear Stearns & Co., Inc.

24.1†	Power of Attorney.

99.1	Charter of the Audit Committee (attached as Annex E to the proxy statement/prospectus that is part of this Registration Statement).

99.2	Fairness Opinion of Morgan Stanley & Co. Incorporated (attached as Annex F to the proxy statement/prospectus that is part of this Registration Statement).

99.3	Form of Proxy Card.(30)

†	Included on the signature page to the Registrant’s Amendment No. 3 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission on July 27, 2004 and to this Registration Statement and previously included on the signature page to the Registrant’s Amendment No. 2 to Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 28, 2004.
(1)	Incorporated by reference from New Century Financial’s Form S-1 Registration Statement (No. 333-25483) as filed with the Securities and Exchange Commission on June 23, 1997.
(2)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 15, 2000.
(3)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 15, 1999.
(4)	Incorporated by reference from New Century Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 on file with the Securities and Exchange Commission.
(5)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 15, 2001.
(6)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on July 27, 2001.
(7)	Incorporated by reference from New Century Financial’s Form Report S-2/A as filed with the Securities and Exchange Commission on October 4, 2001.
(8)	Incorporated by reference from New Century Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 on file with the Securities and Exchange Commission.
(9)	Incorporated by reference from New Century Financial’s Form Report 8-K as filed with the Securities and Exchange Commission on April 8, 2002.
(10)	Incorporated by reference from New Century Financial’s Form Report 8-K as filed with the Securities and Exchange Commission on June 6, 2002.
(11)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on August 14, 2002.
(12)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 14, 2002.
(13)	Incorporated by reference from New Century Financial’s Form Report 8-K as filed with the Securities and Exchange Commission on January 10, 2003.
(14)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on May 15, 2003.
(15)	Incorporated by reference from New Century Financial’s Form 8-K Report, as filed with the Securities and Exchange Commission on June 18, 2003.
(16)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on August 13, 2003.
(17)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on September 12, 2003.
(18)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on October 10, 2003.
(19)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 14, 2003.
(20)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on December 11, 2003.
(21)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on December 22, 2003.
(22)	Incorporated by reference from New Century Financial’s Form 8-K Report, as filed with the Securities and Exchange Commission on January 14, 2004.
(23)	Incorporated by reference from New Century Financial’s Form 10-K for the fiscal year ended December 31, 2003 on file with the Securities and Exchange Commission.
(24)	Incorporated by reference from the Registrant’s Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on April 22, 2004.

(25)	Incorporated by reference from New Century Financial’s Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on May 10, 2004.
(26)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on May 20, 2004.
(27)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on June 1, 2004.
(28)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on June 17, 2004.
(29)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on June 28, 2004.
(30)	Incorporated by reference from Amendment No. 2 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on June 28, 2004.
(31)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 2, 2004.
(32)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 7, 2004.
(33)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 13, 2004.
(34)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 20, 2004.
(35)	Incorporated by reference from Amendment No. 3 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on July 27, 2004.
(36)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on August 2, 2004.
(37)	Incorporated by reference from Amendment No. 4 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on August 6, 2004.
(38)	Incorporated by reference from New Century Financial’s 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on August 9, 2004.
(39)	Incorporated by reference from Amendment No. 5 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on August 11, 2004.